UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

AEROHIVE NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 27, 2015.
AEROHIVE NETWORKS, INC. Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 3, 2015
Date: May 27, 2015 Time: 10:00 AM PDT
Location: 1215 Innsbruck Drive
Sunnyvale, CA 94089
To obtain directions to attend the Annual Meeting, please call
Investor Relations at (408) 769-6720.
You are receiving this communication because you hold
AEROHIVE NETWORKS, INC. shares in the company named above.
330 GIBRALTER DRIVE This is not a ballot. You cannot use this notice to vote these
SUNNYVALE, CA 94089
shares. This communication presents only an overview of
the more complete proxy materials that are available to
you on the Internet. You may view the proxy materials
online at www.proxyvote.com or easily request a paper copy
(see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
P65509 proxy materials and voting instructions.
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M91777

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2015 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
P65509 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the
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box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
M91778 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The the following: Board of Directors recommends you vote FOR
1. Election of Directors
Nominees:
01) Remo Canessa 02) Feng Deng 03) Changming Liu
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
2. Amendment to the Company’s 2014 Employee Stock Purchase Plan to increase the share reserve, modify the evergreen provision and shorten its term requires the af?rmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.
3. Amendment and restatement of the Company’s 2014 Equity Incentive Plan to modify certain terms relating to the granting of performance-based awards and to increase the share reserve requires the af?rmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.
4. Rati?cation of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting ?rm for the Company’s ?scal year ending December 31, 2015 requires the af?rmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.
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